SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report June 12, 2001
                      (Date of earliest event reported)


                            WIRELESS VENTURES INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)


Delaware                                001-15627                042451506
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(State or other jurisdiction of         (Commission         (IRS Employer
Incorporation or organization)           File No.)           Identification No.)



67 Wall Street, Suite 2211, New York, New York                   10005
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(Address of principal executive offices)                       (Zip Code)

                                 (212) 514-9873
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              (Registrant's telephone number, including area code)


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Item 5.     Other Events.
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      On June 15, 2001, Wireless Ventures Inc. (the "Company" or "Wireless
Ventures") finalized an Asset Purchase Agreement to acquire 4Cash ATM Services ("4Cash"), a division of IRMG Inc. (the "Asset Purchase Agreement").

      Pursuant to the Asset Purchase Agreement, Wireless Ventures acquired any and all of 4Cash's assets, interests, contracts, copyrights, codes, titles, licenses, proprietary rights, trademarks, intellectual property assets, equipment, and internet related assets.

      A copy of the Asset Purchase Agreement is set forth as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference with respect to matters described therein.

      The Company issued a press release on June 18, 2001 concerning the Asset Purchase Agreement, a copy of which is set forth as Exhibit 99.2 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to matters described therein.

      On June 12, 2001, 4Cash entered into an Exclusive Automated Teller Machine Services Agreement ("ATM Services Agreement") with Trackpower, Inc. ("Trackpower").

      Pursuant to the ATM Services Agreement, 4Cash became Trackpower's ATM partner to install, maintain and operate ATMs within any Racetrack or Gaming related facility (defined as Horseracing Tracks, Greyhound Tracks, Off Track Betting Establishments or "OTBs", Sportsbooks and Casinos) (collectively, the "Location") with or without accompanied Information Kiosks, in space mutually agreed upon between 4Cash, Trackpower and the relevant Location.

      A copy of the ATM Services Agreement is set forth as Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference with respect to matters described therein.

      The Company issued a press release on June 25, 2001 concerning the ATM Services Agreement, a copy of which is set forth as Exhibit 99.4 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to matters described therein.

Item 6.  Resignations of Registrant's Directors.
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      In connection with the Asset Purchase Agreement, Paul K. Hickey, David C.
O'Kell, Lawrence Fox and Angelo G. MacDonald, (collectively, the "Previous Directors") resigned as Directors of Wireless Ventures and were replaced by Stephen L. Cussons, Brian Usher-Jones, John G. Simmonds and Gary N. Hokkanen (collectively, the "New Directors"). A copy of each of the Previous Directors resignation letters is set forth in


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Exhibits 17.1,  17.2, 17.3 and 17.4,  repectively to this Current Report on Form
8-K, which are incorporated herein by reference with respect to the matters described therein.

      In connection with the Asset Purchase Agreement, Stephen L. Cussons was appointed Chairman of the Board, President and Chief Executive Officer and Gary
N. Hokkanen was appointed Chief Financial Officer of Wireless Ventures.  Stephen
L. Cussons and Gary N. Hokkanen are also shareholders, officers and directors of IRMG Inc.

      The Company issued a press release on June 20, 2001 concerning the appointment of the New Directors, a copy of which is set forth as Exhibit 99.5 to this Current Report on Form 8-K, and is incorporated herein by reference with respect to the matters described therein.

Item 7.  Financial Statements and Exhibits.
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         (c)   Exhibits

               17.1 Letter  from  Paul K.  Hickey  resigning  from the  Board of
                    Directors of Wireless Ventures.

               17.2 Letter  from  David C.  O'Kell  resigning  from the Board of
                    Directors of Wireless Ventures.

               17.3 Electronic  Mail from Lawrence Fox resigning  from the Board of Directors of Wireless Ventures.

               17.4 Letter from Angelo G. MacDonald  resigning from the Board of
                    Directors of Wireless Ventures.

               99.1 Asset Purchase  Agreement dated June 15, 2001 by and between
                    Wireless Ventures and 4Cash.

               99.2 Press Release  issued by Wireless  Ventures on June 18, 2001 to announce that Wireless Ventures finalized the Asset Purchase Agreement with 4Cash.

               99.3 ATM  Services  Agreement  dated June 12, 2001 by and between
                    4Cash and Trackpower.

               99.4 Press Release  issued by Wireless  Ventures on June 25, 2001 to announce that Wireless Ventures has entered into a ATM Services through 4Cash.

               99.5 Press Release  issued by Wireless  Ventures on June 20, 2001 to announce that the appointment of the New Directors.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  June 26, 2001


                             WIRELESS VENTURES INC.



                              By   /s/ Stephen Cussons
                                ----------------------------
                                    Stephen L. Cussons
                                    Chief Executive Officer


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                                      INDEX

Exhibit No.   Description
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Exhibit 17.1  Letter from Paul K. Hickey resigning from the Board of
              Directors of Wireless Ventures.

Exhibit 17.2 Letter from David C. O'Kell resigning from the Board of Directors of Wireless Ventures.

Exhibit 17.3 Electronic Mail from Lawrence Fox resigning from the Board of Directors of Wireless Ventures.

Exhibit 17.4 Letter from Angelo G. MacDonald resigning from the Board of Directors of Wireless Ventures.

Exhibit 99.1 Asset Purchase Agreement dated June 15, 2001 by and between Wireless Ventures and 4Cash.

Exhibit 99.2 Press Release issued by Wireless Ventures on June 18, 2001 to announce that Wireless Ventures finalized the Asset Purchase Agreement with 4Cash.

Exhibit 99.3 ATM Services Agreement dated June 12, 2001 by and between 4Cash and Trackpower.

Exhibit 99.4 Press Release issued by Wireless Ventures on June 25, 2001 to announce that Wireless Ventures has entered into a ATM Services through 4Cash.

Exhibit 99.5 Press Release issued by Wireless Ventures on June 20, 2001 to announce that the appointment of the New Directors.